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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 31, 2000
                                 Date of Report
                        (Date of earliest event reported)


                              BARGO ENERGY COMPANY
        (Exact name of small business issuer as specified in its charter)

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
           Texas                                0-8609                     87-0239185
(State or other jurisdiction of        (Commission file number)         (I.R.S. Employer
incorporation or organization)                                          Identification No.)
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                            700 Louisiana, Suite 3700
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  (713)236-9792
                (Issuer's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On March 31, 2000 we completed the acquisition of selected producing properties in the Permian Basin, East Texas and Mid-Continent from Texaco for $161.1 million before adjustments. The effective date of the purchase is January 1, 2000. Aggregate current net production from the properties totals approximately 9,000 barrels of oil and 11 million cubic feet of gas per day. We now have proven reserves of approximately 75 million equivalent barrels of oil.

        In connection with this acquisition, we closed a $245 million senior secured credit facility to finance the acquisition and refinance existing bank indebtedness. The new syndicated facility is provided by several leading energy banks with Chase Bank of Texas, NA as the Administrative Agent. The new facility is comprised of a $200 million revolving credit facility with a $160 million initial borrowing base and a $45 million term portion. The $45 million in term notes matures nine months from the closing date.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable

ITEM 5. OTHER EVENTS

        Not applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired.

        Financial statements required by this item will be filed by amendment as soon as practicable, but no later than June 14, 2000.

(b)     Pro Forma Financial Information.

        Pro-forma financial statements required by this item will be filed by amendment as soon as practicable, but no later than June 14, 2000.




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(c)     Exhibits

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
     Exhibit
     Number                 Title of Documents
     -------                ------------------
2. Plan of acquisition, reorganization, arrangement, liquidation of succession

     2.1 Purchase and Sale Agreement between Texaco Exploration & Production Inc. and Bargo Petroleum Corporation.*

     2.2 Asset Purchase Agreement between Four Star Oil & Gas Company and Bargo Petroleum Corporation.*

     2.3 Asset Purchase Agreement between McFarland Energy, Inc. and Bargo Petroleum Corporation.*

10.  Material Contracts

     10.1 Subscription Agreement dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC.

     10.2 First Amendment to Second Amended and Restated Shareholders' Agreement, dated March 31, 2000, among Bargo Energy Company, B. Carl Price, Don Wm. Reynolds, Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership, BER Partnership L.P., TJG Investments, Inc., BEC Partnership, BOC Operating Corporation, Inc., Tim J. Goff, Thomas Barrow, James E. Sowell, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC.

     10.3 Third Amendment to Registration Rights Agreement dated March 31, 2000 among Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC.
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
     10.4 First Amendment to Stock Purchase Agreement dated March 31, 2000, among Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC and Bargo Energy Company.

     10.5 Assignment, Acknowledgment, Consent and Waiver dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., SGC Partners II LLC, and Chase Bank of Texas, National Association.

     10.6 Escrow Agreement dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., EnCap Equity 1994, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., SGC Partners II LLC, and Chase Bank of Texas, National Association.

     10.7 Acknowledgment and Consent dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Capital Partners II LLC.

     10.8 Indemnification Agreement dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., SGC Partners II LLC, and Bankers Trust Company.

     10.9 Consent to Amendment to Registration Rights Agreement by TJG Investments, Inc., BEC Partnership, BER Partnership, L.P., BOC Operating Corporation, Tim J. Goff, Thomas Barrow, James E. Sowell, B. Carl Price, Don Wm. Reynolds, Christie Price, Robert Price and Charles
          D. Laudeman.

    10.10 Credit Agreement dated March 31, 2000, among Bargo Energy Company, Chase Bank of Texas National Association, as administrative agent, Bankers Trust Company, as syndication agent and the other agents and lenders signatory thereto.

        * Confidential treatment has been requested.


ITEM 8.   CHANGE IN FISCAL YEAR

          Not applicable
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BARGO ENERGY COMPANY



                                            By: /s/ Jonathan M. Clarkson
                                               --------------------------------
                                               Jonathan M. Clarkson, President





Dated: April 17, 2000






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                                  EXHIBIT INDEX




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
     Exhibit
     Number                 Title of Documents
     -------                ------------------
2. Plan of acquisition, reorganization, arrangement, liquidation of succession

     2.1 Purchase and Sale Agreement between Texaco Exploration & Production Inc. and Bargo Petroleum Corporation.*

     2.2 Asset Purchase Agreement between Four Star Oil & Gas Company and Bargo Petroleum Corporation.*

     2.3 Asset Purchase Agreement between McFarland Energy, Inc. and Bargo Petroleum Corporation.*

10.        Material Contracts

     10.1 Subscription Agreement dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC.

     10.2 First Amendment to Second Amended and Restated Shareholders' Agreement, dated March 31, 2000, among Bargo Energy Company, B. Carl Price, Don Wm. Reynolds, Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership, BER Partnership L.P., TJG Investments, Inc., BEC Partnership, BOC Operating Corporation, Inc., Tim J. Goff, Thomas Barrow, James E. Sowell, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC.

     10.3 Third Amendment to Registration Rights Agreement dated March 31, 2000 among Energy Capital Investment Company PLC, EnCap Equity 1994 Limited Partnership, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC.

     10.4 First Amendment to Stock Purchase Agreement dated March 31, 2000, among Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Partners II LLC and Bargo Energy Company.
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
     10.5 Assignment, Acknowledgment, Consent and Waiver dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., SGC Partners II LLC, and Chase Bank of Texas, National Association.

     10.6 Escrow Agreement dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., EnCap Equity 1994, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., SGC Partners II LLC, and Chase Bank of Texas, National Association.

     10.7 Acknowledgment and Consent dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., and SGC Capital Partners II LLC.

     10.8 Indemnification Agreement dated March 31, 2000, among Bargo Energy Company, Energy Capital Investment Company PLC, EnCap Energy Capital Fund III-B, L.P., BOCP Energy Partners, L.P., EnCap Energy Capital Fund III, L.P., Kayne Anderson Energy Fund, L.P., BancAmerica Capital Investors SBIC I, L.P., Eos Partners, L.P., Eos Partners SBIC, L.P., Eos Partners SBIC II, L.P., SGC Partners II LLC, and Bankers Trust Company.

     10.9 Consent to Amendment to Registration Rights Agreement by TJG Investments, Inc., BEC Partnership, BER Partnership, L.P., BOC Operating Corporation, Tim J. Goff, Thomas Barrow, James E. Sowell, B. Carl Price, Don Wm. Reynolds, Christie Price, Robert Price and Charles
          D. Laudeman.

    10.10 Credit Agreement dated March 31, 2000, among Bargo Energy Company, Chase Bank of Texas National Association, as administrative agent, Bankers Trust Company, as syndication agent and the other agents and lenders signatory thereto.

        * Confidential Treatment has been requested.
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